Fair Value Measurement	12 Months Ended
Dec. 31, 2023
Fair Value Measurement
Fair Value Measurement
7.	Fair value measurement

The Company assessed that the fair values of financial instruments at amortized cost such as cash and cash equivalents, short-term investments, current trade receivables and trade payables approximate their carrying amounts largely due to the short-term maturities of these instruments. Non-current trade receivables, lease liabilities, payables from acquisition of subsidiaries and loans and financing have their carrying amount adjusted by their respective effective interest rate in order to be presented as close as possible to its fair value.